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                                                                    EXHIBIT 23.1

                            CONSENT OF ALSTON & BIRD

     We consent to the filing of our opinion, dated November 27, 1996, as
Exhibit 5.1 to the Registration Statement on Form S-4 of Provident Companies, Inc. and to all references to our firm in the Joint Proxy Statement/Prospectus included in such Registration Statement.

                                          Very truly yours,

                                          ALSTON & BIRD

                                          By:       /s/  DEAN COPELAND
                                            ------------------------------------
                                                         A Partner

Atlanta, Georgia
November 27, 1996